SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 25, 2005


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


                  0-28456                           65-0635748
          (Commission file number)     (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                           West Palm Beach, Fl. 33401
                    (Address of principal executive offices)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

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Item 8.01 Other Events

On April 25, 2005, Metropolitan Health Networks, Inc. (the "Company") announced that its wholly owned subsidiary, METCARE Health Plans, Inc., has been awarded a Certificate of Authority to operate a Health Maintenance Organization (HMO) by the Florida Department of Financial Services, Office Of Insurance Regulation. The Company also announced that METCARE Health Plans, Inc. has received the requisite health care provider certificate from the Florida Agency for Health Care Administration.

A copy of the Company's press release announcing the State of Florida's approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Exhibits

99.1     Press Release dated April 25, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2005


                                     METROPOLITAN HEALTH NETWORKS, INC.





                                     By:
                                        -------------------------------------
                                         Name:  Roberto L. Palenzuela
                                         Title: General Counsel and Secretary

                                  EXHIBIT INDEX

99.1     Press Release dated April 25, 2005